UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                     [LOGO]
                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-13695                  16-1213679
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

5790 Widewaters Parkway, DeWitt, New York                         13214-1883
(Address of principal executive offices)                          (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2004, Community Bank System, Inc. announced its results of operations for the quarter ending September 30, 2004. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

         Exhibit No.                Description
         -----------                -----------
         99                         Press Release, dated October 25, 2004

The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Community Bank System, Inc.


Date: October 25, 2004             /s/ Sanford A. Belden
                                   ---------------------------------------------
                                   Sanford A. Belden, President, Chief Executive
                                   Officer and Director


Date: October 25, 2004             /s/ Scott A. Kingsley
                                   ---------------------------------------------
                                   Scott A. Kingsley, Executive Vice President
                                   and Chief Financial Officer